                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) November 14, 1995



                           SAZTEC INTERNATIONAL, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          California                    0-15353              33-0178457
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission File         (IRS Employer
       incorporation)                   Number)           Identification No.)



                43 Manning Road, Billerica, Massachusetts  01821
--------------------------------------------------------------------------------
                    (Address of principal executive offices)



Registrant's telephone number, including area code          (508) 262-9800



               6700 Corporate Drive, Kansas City, Missouri  64120
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

     Saztec International, Inc. (the "Company") was notified by The NASDAQ Stock Market, Inc. on November 14, 1995, that the Company's Common Stock will be deleted from the NASDAQ Stock Market effective the close of business on November 14, 1995. The Company's Common Stock continues to trade on the OTC Bulletin Board.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:     November 21, 1995


                                   SAZTEC INTERNATIONAL, INC.

                                   By:  /s/   Gary Abernathy

                                   Name:     Gary Abernathy

                                   Title:    President